UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 2, 2007

WaferGen Bio-systems, Inc.
(Exact name of registrant specified in its charter)

Nevada	333-136424	20-3699764
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bayside Technology Center 46571 Fremont Blvd. Fremont, CA		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code:	(973) 304-6080

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

See Item 7.01 below.

Item 7.01.	Regulation FD Disclosure.

Alnoor Shivji, President and Chief Executive Officer of WaferGen Bio-systems, Inc. (the “Company”), will deliver presentations at the Acumen BioFin Rodman & Renshaw Ninth Annual Healthcare Conference on November 5, 2007 at 3:20 p.m. Eastern Time at the New York Palace Hotel in New York City, and at the Sanders Morris Harris Third Annual Investor Growth Conference on November 8, 2007 at 11:30 a.m. Eastern Time at the New York Palace Hotel in New York City. The audio portion of the presentation scheduled for November 5, 2007 will be webcast live and archived for a period of ninety (90) days on the Company’s website at http:www.wafergen.com/events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaferGen Bio-systems, Inc.

Date: November 2, 2007	By:	/s/ Alnoor Shivji
Name: Alnoor Shivji
Title: Chief Executive Officer